UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 3, 2007

MIDWEST AIR GROUP, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-13934	39-1828757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6744 South Howell Avenue, Oak Creek, Wisconsin 53154
(Address of principal executive offices, including zip code)

(414) 570-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

On May 3, 2007, Midwest Air Group, Inc. (the “Company”) sent a memorandum to the Company’s employees regarding the unsolicited exchange offer by AirTran Holdings, Inc.  The memorandum is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description

99.1	Memorandum sent to employees of Midwest Air Group, Inc. on May 3, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2007	MIDWEST AIR GROUP, INC.

By: Curtis E. Sawyer
Curtis E. Sawyer Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Memorandum sent to employees of Midwest Air Group, Inc. on May 3, 2007